1290 FUNDS®

SUPPLEMENT DATED AUGUST 2, 2021 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2021

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2021, of 1290 Funds. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by calling 1-888-310-0416 or by sending an email request to 1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a change in the administrator for 1290 Funds and its series (“Funds”), effective August 1, 2021.

The Board of Trustees of 1290 Funds has approved the appointment of a new administrative services entity, Equitable Investment Management, LLC (the “Administrator”), an affiliate of Equitable Investment Management Group, LLC (“EIM”), as the administrator for the Funds, and certain related actions to implement the transfer of administration services from EIM to Equitable Investment Management, LLC. EIM remains the investment adviser for the Funds.

Effective August 1, 2021, all references in the Prospectus and SAI to Equitable Investment Management Group, LLC (“EIM”) as the Administrator for the Funds are deleted and replaced with references to Equitable Investment Management, LLC (the “Administrator”).

Effective August 1, 2021, the first paragraph in the section of the Prospectus entitled “More Information on Fees and Expenses — Administration Fees” is deleted in its entirety and replaced with the following information:

Equitable Investment Management, LLC (the “Administrator”), 1290 Avenue of the Americas, New York, New York 10104, serves as the Administrator of the Funds. The administrative services provided to the Funds by the Administrator include, among others, coordination of the 1290 Funds’ audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the 1290 Funds’ proxy voting policies and procedures and anti-money laundering program. For administrative services, each Fund pays the Administrator an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum of $30,000 per Fund or sleeve of a Fund, as applicable.

Effective August 1, 2021, the first paragraph in the section of the SAI entitled “Investment Management and Other Services — The Administrator” is deleted in its entirety and replaced with the following information:

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), Equitable Investment Management, LLC (the “Administrator”) provides the 1290 Funds with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the 1290 Funds. For these administrative services, each Fund pays the Administrator an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum of $30,000 per Fund or per allocated portion, as applicable. Prior to August 1, 2021, EIM served as the administrator of the 1290 Funds.